Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Primo Water Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Billy D. Prim, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Mark Castaneda, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ Billy D. Prim
Billy D. Prim
Chairman, Chief Executive Officer and President
August 12, 2011

/s/ Mark Castaneda
Mark Castaneda
Chief Financial Officer
August 12, 2011